                                                                   Exhibit 10.12
                                ORAPHARMA, INC.

                        JOINT UNANIMOUS WRITTEN CONSENT
                  OF THE BOARD OF DIRECTORS AND STOCKHOLDERS

     The undersigned, being all of the directors and the holders of sixty-six and two-thirds percent (66-2/3%) of the Preferred Stock, par value $.001 (voting together as a single class), and a majority of the Common Stock, par value $.001 (the "Common Stock"), of OraPharma, Inc., a Delaware corporation (the
      ------------
"Company"), hereby consent to the taking of the following actions and the
 -------
adoption of the following resolutions without a meeting in accordance with the procedures established by Sections 141(f) and 228 of the Delaware General Corporation Law, and agree that they shall have the same force and effect as though duly taken and adopted at a meeting of the Board of Directors and stockholders of the Company duly called and legally held.

IT IS HEREBY:

     RESOLVED, that it is advisable and in the best interest of the Company that the Company's 1996 Stock Option Plan (the "Plan") be amended; and
                                           ----

     FURTHER RESOLVED, that Section 12 of the Plan be, and hereby is, amended to read in its entirety as follows:

     CORPORATE TRANSACTIONS.
     ----------------------

               (a)  Change of Control. For purposes hereof, a "Change of
                    -----------------
        Control" transaction shall mean any of the following:

                    (i) any person or entity, other than a person or entity who is a beneficial owner of the Company's securities before the consummation of the transaction, becomes, after such consummation, the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

                    (ii) the Company consummates a merger, consolidation or reorganization the result of which is that the persons or entities who were stockholders of the Company immediately prior to consummation of such transaction own less than fifty percent (50%) of the equity of the corporation or entity surviving or resulting from such transaction;

                    (iii) the sale in one or more series of transactions of all or substantially all of the assets of the Company; or

                    (iv)  the dissolution or liquidation of the Company.

               (b)  Committee or Board Action Immediately Prior to Change of
                    --------------------------------------------------------
          Control.  Immediately prior to or simultaneously with the consummation
          -------
          of a Change of Control, the Committee or the Board of Directors of the Company may, in its discretion, as to outstanding options (i) accelerate the exercise date or dates of such options pursuant to
          Section 8(a) above; (ii) upon written notice to the holders thereof, provided the options have been accelerated pursuant to clause (i) above, terminate all such options prior to the consummation of the transaction unless exercised within a prescribed period; (iii) provide for payment of an amount equal to the excess of the fair market value, as determined by the Committee or Board of Directors, over the Option Price of such shares as of the date of the transaction, in exchange for the surrender of the right to exercise such options; or (iv) provide for the assumption of such options, or the substitution therefor of new options, by the successor corporation or entity; provided, however, that with respect to ISOs the requirements of
          --------  -------
          Sections 422 and 425 of the Code shall be met.

               (c)  Termination of Employment. If in connection with the
                    -------------------------
          consummation of a Change of Control the employment by the Company (or its successor) of Mark B. Carbeau, Michael D. Kishbauch, James R. Lawter, Jan M. Lessem, James A. Ratigan or Joseph E. Zack is terminated by the Company (or such successor) without Cause, the exercise date of all outstanding options, if any, held by such person as of the date of such termination shall be automatically deemed accelerated to the date of such termination pursuant to Section 8(a) above; provided, however, that with respect to ISOs the requirements
                 --------  -------
          of Sections 422 and 424 of the Code shall be met.

                    For purposes hereof, "Cause" shall mean any of the following:

                    (i) the Optionee is convicted of, pleads guilty to or confesses to (y) a felony, or (z) any act of fraud, misappropriation, embezzlement, dishonesty or disloyalty which damages the Company (or its successor) in any material respect;

                    (ii) substantial and repeated failure by the Optionee to follow the direction of the Chief Executive Officer or Board of Directors of the Company (or its successor) and such failure is not cured within thirty (30) days after the Optionee receives notice thereof from the Company (or its successor);

                    (iii) failure by the Optionee to meet reasonable performance objectives; or

                    (iv) gross negligence or willful misconduct of Optionee with respect to the Company (or its successor)." and

     FURTHER RESOLVED, that the form, terms and provisions of the Amendment to the Restricted Stock Purchase Agreement between the Company and each of Michael
D. Kishbauch and James R. Lawter (the "Amendments") (such Amendments to be
                                       ----------
substantially in the form of the attached), be, and the same hereby are, in all respects authorized and approved.

     IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent as of the 3rd day of September, 1999.

                         DIRECTORS:


                              /s/ Michael Kishbauch
                              ----------------------
                                  Michael Kishbauch


                              /s/ James Mauzey
                              -----------------
                                  James Mauzey


                              /s/ Christopher Moller
                              -----------------------
                                  Christopher Moller


                              /s/ Eileen M. More
                              -------------------
                                  Eileen M. More


                              /s/ Harry T. Rein
                              ------------------
                                  Harry T. Rein


                              /s/ Seth Rudnick
                              -----------------
                                  Seth Rudnick

                              /s/ David I. Scheer
                              -------------------
                                  David I. Scheer


                              /s/ Jesse I. Treu
                              -----------------
                                  Jesse I. Treu


                         STOCKHOLDERS:


                              SCHEER INVESTMENT HOLDINGS I,
                              L.L.C.

                              By:----------------
                                  David I. Scheer
                                  Managing Member

                              OAK INVESTMENT PARTNERS VI,
                              LIMITED PARTNERSHIP

                              By: Oak Associates VI, L.L.C.,
                                  General Partner

                              By: /s/ Eileen M. More
                                 -------------------
                                      Eileen M. More
                                      Managing Member

                              OAK VI AFFILIATES FUND,
                              LIMITED PARTNERSHIP

                              By: Oak VI Affiliates L.L.C.,
                                  General Partner

                              By: /s/ Eileen M. More
                                 -------------------
                                      Eileen M. More
                                      Managing Member

                              CANAAN S.B.I.C., L.P.

                              By:   Canaan S.B.I.C. Partners, L.P.,
                                    General Partner

                              By: /s/ Harry T. Rein
                                 ------------------
                                      Harry T. Rein
                                      General Partner

                              CANAAN CAPITAL LIMITED
                              PARTNERSHIP

                              By:   Canaan Capital Management, L.P.,
                                    General Partner

                              By:   Canaan Capital Partners L.P.,
                                    General Partner

                              By: /s/ Harry T. Rein
                                 ------------------
                                      Harry T. Rein
                                      General Partner

                              CANAAN CAPITAL OFFSHORE
                              LIMITED PARTNERSHIP C.V.

                              By:   Canaan Capital Management L.P.,
                                    General Partner

                              By:   Canaan Capital Partners L.P.,
                                    General Partner

                              By: /s/ Harry T. Rein
                                 ------------------
                                      Harry T. Rein
                                      General Partner

                              CANAAN EQUITY, L.P.

                              By:   Canaan Equity Partners LLC,
                                    Member/Manager

                              By: /s/ Harry T. Rein
                                 ------------------
                                      Harry T. Rein
                                      Member/Manager

                              FRAZIER HEALTHCARE II, L.P.

                              By:   FHM, L.L.C.,
                                    General Partner

                              By:   Frazier Management, L.L.C.,
                                    Member

                              By: /s/ Jon Gilbert
                                 ----------------
                                      Jon Gilbert
                                      Member

                              TL VENTURES III L.P.

                              By:   TL Ventures III Management L.P.,
                                    General Partner

                              By:   TL Ventures III LLC,
                                    General Partner

                              By  /s/ Christopher Moller
                                 -----------------------
                                      Christopher Moller
                                      Managing Director

                              TL VENTURES III OFFSHORE, L.P.

                              By: TL Ventures III Offshore Partners L.P., General Partner

                              By:   TL Ventures III Offshore Ltd.,
                                    General Partner

                              By: /s/ Christopher Moller
                                 -----------------------
                                      Christopher Moller

                              TL VENTURES III INTERFUND L.P.

                              By:   TL Ventures III LLC,
                                    General Partner

                              By: /s/ Christopher Moller
                                 -----------------------
                                      Christopher Moller

                              DOMAIN PARTNERS IV, L.P.

                              By:   One Palmer Square Associates IV,
                                    L.L.C., General Partner
                              By:   One Palmer Square Associates IV,
                                    L.L.C., General Partner

                              By: /s/ Jesse I. Treu
                                 ------------------
                                      Managing Member

                              DP IV ASSOCIATES, L.P.

                              By:   One Palmer Square Associates IV,
                                    L.P., General Partner

                              By:/s/  Jesse I. Treu
                                 --------------------
                                      Managing Member

                              BIOTECHNOLOGY INVESTMENTS
                              LIMITED

                              By: Old Court Limited

                              By: /s/  Jesse I. Treu
                                 ------------------------------
                                    Attorney-in-Fact


                              SENTRON MEDICAL, INC.

                              By: -----------------------------


                              HEALTHCAP KB

                              By: Healthcap AB, General Partner

                              By: -----------------------------
                                    Director


                              HEALTHCAP KB

                              By: Healthcap AB, General Partner

                              By: -----------------------------
                                    Director

                              HEALTHCAP COINVEST KB

                              By:   Healthcap AB, General Partner

                              By:________________________
                                    Director


                                    /s/ Michael Kishbauch
                                    ----------------------
                                        Michael Kishbauch


                                     /s/  James R. Lawter
                                    ---------------------
                                          James R. Lawter

                              Frazier & Company, Inc.

                              By: /s/ [signature illegible]
                                  --------------------------

                                  --------------------------
                                       Charles H. Blanchard

                                  /s/  Jon N. Gilbert
                                  --------------------------
                                       Jon N. Gilbert

                                  /s/  Nader J. Nain
                                  --------------------------
                                       Nader J. Nain

                                  --------------------------
                                       Glenn R. Stewart

                                  /s/  Fred E. Silverstein
                                  --------------------------
                                       Fred E. Silverstein

                              American Home Products, Inc.

                              By: /s/ [signature illegible]
                                  --------------------------

                                  /s/ Dr. Gary Jernberg
                                  --------------------------
                                      Dr. Gary Jernberg

                                  /s/ Frank R. Stanton
                                  --------------------------
                                      Frank R. Stanton

                                  /s/ James E. Mulvihill
                                  --------------------------
                                      James E. Mulvihill

                              Children's Medical Center Corporation


                              By: /s/ [signature illegible]
                                  --------------------------
                                      Assistant Treasurer

                              Biomorphics Group, Inc.


                              By: /s/  [signature illegible]
                                  --------------------------

                                  /s/  Michael G. Lanzilotti
                                  --------------------------
                                       Michael G. Lanzilotti

                                  /s/  Dorinda Alevritis
                                  ----------------------
                                       Dorinda Alevritis